Exhibit 10.37(b)

                           $3,147,020 PROMISSORY NOTE
                                RECAST AGREEMENT


         This Promissory Note Recast Agreement is entered into with effect December 31, 2002, by and between Janus Hotels and Resorts, Inc., a Delaware corporation with its principal place of business located at 2300 Corporate Boulevard, NW, Suite 232, Boca Raton, Florida 33431-8596 ("Payor") and Harry G. Yeaggy ("Payee").

         WHEREAS, the $3,147,020 Promissory Note between Payor and Payee to be recast is attached hereto as Exhibit "A" and by reference made a part hereof; AND

         WHEREAS, the principal balance on the $3,147,020 Promissory Note as of December 31, 2002, is $3,147,020;
AND

         WHEREAS, the parties desire to recast the Promissory Note of $3,147,020 into two separate Promissory Notes of $846,370.86 and $2,300,649.14 as of December 31, 2002.

         NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements herein above and herein after set forth and other good and valuable consideration, the parties hereby agree as follows:

1. The Promissory Note for $3,147,020 shall be cancelled as of December 31, 2002, in lieu of two separate Promissory Notes for $846,370.86 and $2,300,649.14.

2. Payor shall execute two new Promissory Notes in favor of Payee dated December 31, 2002 for $846,370.86 and $2,300,649.14 which shall, with the exception of the date and principal amount of the Promissory Notes, have the same terms and conditions as the $3,147,020 Promissory Note.

         IN WITNESS WHEREOF, Payor and Payee have executed this Agreement with effect December 31, 2002.

PAYOR:                                             PAYEE:
Janus Hotels and Resorts, Inc.

By: /s/  Michael M. Nanosky                        By:/s/ Harry G. Yeaggy
   ------------------------                           -------------------
   Michael M. Nanosky, President                      Harry G. Yeaggy

                                                              Exhibit 10.37(b)


                                 PROMISSORY NOTE


$846,370.86                                                  December 31, 2002


           THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of HARRY G. YEAGGY ("Payee"). This Note is being made simultaneously and in conjunction with one other Promissory Note in the amount of $2,300,649.14, which will, in the aggregate, equal $3,147,020.00.

         For value received, Payor promises to pay Payee the principal of EIGHT HUNDRED FORTY-SIX THOUSAND THREE HUNDRED SEVENTY DOLLARS EIGHTY-SIX CENTS ($846,370.86) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment"). Any prepayments (including Prepayments) shall be applied to the outstanding PrinciAny partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

          Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                    (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                    (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property;
  (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                                                             Exhibit 10.37(b)

           (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

         Upon the occurrence of an Event of Default hereunder, at the option of
Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.


         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

             No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

                                                             Exhibit 10.37(b)

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.

         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.

         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written.


                                           JANUS HOTELS AND RESORTS, INC.



                                           By: /s/ Michael M. Nanosky
                                               ---------------------------
                                               Michael M. Nanosky, President


The parties hereby agree this Promissory Note is hereby assigned effective December 31, 2002 by Payor without recourse to Elbe Properties, an Ohio partnership.

PAYOR:                                            PAYEE:
Janus Hotels and Resorts, Inc.

By: /s/ Michael M. Nanosky                        By:/s/ Harry G. Yeaggy
   ---------------------------                       -------------------
   Michael M. Nanosky, President                     Harry G. Yeaggy



The parties hereby agree this Promissory Note is hereby assigned effective December 31, 2002 by Elbe Properties, an Ohio partnership to Janus Hotels and Resorts, Inc. as partial payment for Elbe Properties' Promissory Note dated April 23, 1997, which has a principal balance of $3,385,483.44 as of December 31, 2002.

PAYOR:                                             PAYEE:
Janus Hotels and Resorts, Inc.                     Elbe Properties,
                                                      An Ohio partnership

By: /s/ Michael M. Nanosky                         By:/s/ Louis S. Beck
    --------------------------                        -----------------
    Michael M. Nanosky, President                     Louis S. Beck, Partner

                                                              Exhibit 10.37(b)
                                 PROMISSORY NOTE
$2,300,649.14                                                December 31, 2002


           THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of HARRY G. YEAGGY ("Payee"). This Note is being made simultaneously and in conjunction with one other Promissory Note in the amount of $846,370.86 , which will, in the aggregate, equal $3,147,020.00.

         For value received, Payor promises to pay Payee the principal of TWO MILLION THREE HUNDRED THOUSAND SIX HUNDRED FORTY-NINE DOLLARS FOURTEEN CENTS ($2,300,649.14) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment'). Any prepayments (including Prepayments) shall be applied to the outstanding Principal. Any partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

         Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                  (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                    (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property;
  (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                                                              Exhibit 10.37(b)

           (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

           Upon the occurrence of an Event of Default hereunder, at the option of Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.

         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

             No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

                                                               Exhibit 10.37(b)

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.
         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.
         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.
         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.
         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written. JANUS HOTELS AND RESORTS, INC.



By:/s/ Michael M. Nanosky
   ---------------------------
   Michael M.  Nanosky, President